EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bio Solutions Manufacturing Inc. (the "Company") on Form 10-Q for the period ended January 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pat Spreitzer, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2010	By:	/s/ Patricia M. Spreitzer

Patricia M. Spreitzer
Chief Financial Officer
(Principal Financial and Accounting Officer)